                                                                   EXHIBIT 23.3

              CONSENT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and in headnotes and to the use of our report dated January 29, 1996, in Amendment No. 3 to the Registration Statement (Form S-3, No. 333-01601) and related Prospectus of Smith's Food & Drug Centers, Inc. dated May 6, 1996.

                                          ERNST & YOUNG LLP

Salt Lake City, Utah

May 3, 1996